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                         CONSENT OF INDEPENDENT AUDITORS







                                  EXHIBIT 99.1
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                         Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 333-04042) pertaining to the Wilmington Trust Corporation 1996 Employee Stock Purchase Plan of our report dated August 11, 2000, with respect to the financial statements of the Wilmington Trust Corporation 1996 Employee Stock Purchase Plan included in this Annual Report on Form 11-K for the year ended May 31, 2000.





Philadelphia, Pennsylvania
August 24, 2000